UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 26, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed by NeuLion, Inc. (the “Company”) to report certain amendments to that certain Contract for Services (the “Sky Angel Contract”), dated June 22, 2007, by and between the Company and Sky Angel U.S., LLC (“Sky Angel”).

On June 26, 2010, a Second Amendment, dated as of July 15, 2010, to the Sky Angel Contract was executed (the “Second Amendment”), pursuant to which, under a pilot program, the Company assumed all responsibility for the procurement of set top boxes for Sky Angel subscribers on a sale or lease basis.  The Second Amendment outlined the terms of the program and the various costs associated therewith.  A copy of the Second Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On October 7, 2011, a Third Amendment, dated as of September 30, 2011, to the Sky Angel Contract was executed (the “Third Amendment”), pursuant to which the Company agreed to design a set top box user interface for Sky Angel and upgrade and provide certain services to allow for compatibility with the new user interface design.  A copy of the Third Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

On November 6, 2012, an Amendment Four, dated as of October 30, 2012, to the Sky Angel Contract was executed (the “Fourth Amendment”), pursuant to which, among other things, the term of the underlying agreement was extended to October 30, 2017 and the fee schedules were revised.  A copy of the Fourth Amendment is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1
Second Amendment, dated as of July 15, 2010, to that certain Contract for Service dated June 22, 2007 by and between NeuLion, Inc. and Sky Angel U.S., LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment made to the Securities and Exchange Commission)

10.2
Third Amendment, dated as of September 30, 2011, to that certain Contract for Service dated June 22, 2007 by and between NeuLion, Inc. and Sky Angel U.S., LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment made to the Securities and Exchange Commission)

10.3
Amendment Four, dated as of October 30, 2012, to that certain Contract for Service dated June 22, 2007 by and between NeuLion, Inc. and Sky Angel U.S., LLC (portions of this exhibit have been omitted pursuant to a request for confidential treatment made to the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: December 20, 2012	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary